Exhibit 10.38

UPON RECORDING THIS INSTRUMENT

SHOULD BE RETURNED TO:

Pullman & Comley, LLC

850 Main Street

Bridgeport, Connecticut 06604

Attention: Michael G. Proctor, Esq.

OPEN-END MORTGAGE DEED

AND SECURITY AGREEMENT

TO ALL PEOPLE TO WHOM THESE PRESENTS SHALL COME, GREETINGS:

KNOW YE, that on this 30th day of September, 2010, WU/LH 15 PROGRESS L.L.C., a Delaware limited liability company, with a mailing address of 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter “Borrower”) for value received to its full satisfaction of PEOPLE’S UNITED BANK, a federal savings bank, having its principal place of business at 850 Main Street, Bridgeport, Connecticut 06604 (hereinafter referred to as the “Lender” or “Bank”) give, grant, bargain, sell, assign and confirm with MORTGAGE COVENANTS unto the Lender, its successors and assigns forever, the real property commonly known as 15 Progress Drive and 30 Commerce Drive, Shelton, Connecticut and being more specifically described in Schedule A annexed hereto and made a part hereof, together with the buildings and improvements now or hereafter erected on the real property (hereinafter collectively referred to as the “Premises”) together with the following property and rights (the Premises together with such property and rights, hereinafter collectively referred to as the “Mortgaged Property”):

(A)         all right, title and interest of Borrower in and to the land lying in the bed of any street, road or avenue opened or proposed, in front of or adjoining the Premises, and in and to any and all privileges, tenements, hereditaments or appurtenances, belonging or in any way appertaining thereto and any reversion or reversions, remainder or remainders, belonging or in any way appertaining thereto, and also any and all further estate, right, title, interest, property, claim and demand whatsoever, either in law or in equity of Borrower, of, in or to any of the above;

(B)         TOGETHER WITH, all machinery, apparatus, equipment, fittings, fixtures, and articles of personal property owned by Borrower of every kind and nature whatsoever, now or hereafter located in any building on the Premises or upon the Premises, or any part thereof, and used or usable in connection with any present or future occupancy of said building and now owned or hereafter acquired by Borrower (hereinafter referred to as “Service Equipment”) including, but without limiting the generality of the foregoing, all heating, lighting, laundry, incinerating and power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus, air cooling and air conditioning apparatus, elevators, escalators, shades, awnings, screens, storm doors, and windows, stoves, wall beds, refrigerators, attached cabinets, partitions, ducts and compressors (including all right, title and interest of Borrower in and to any Service Equipment which may be subject to any title retention or security agreement); it being understood and agreed that all such Service Equipment is and shall continue to be deemed part and parcel of the Premises and appropriated to the use thereof, and whether affixed or annexed to the Premises or not, shall for the purpose of this Mortgage be deemed conclusively to be real estate and mortgaged hereby; and Borrower agrees to execute and deliver, from time to time, such further instruments (including any Security Agreements) as may be requested by Lender to confirm the lien of this Mortgage on any Service Equipment;

(C)         TOGETHER WITH, all right, title and interest of the Borrower in and to any and all leases, tenancies or rights of use and occupancy, with amendments, if any, and any extensions, renewals or guarantees of the tenants’ obligations thereunder, now or hereafter on or affecting the Mortgaged Property, whether or not recorded, with all security therefor and all monies payable thereunder, and all books and records which reflect payments made under the leases (hereafter the “Leases”) in accordance with, and subject to, the terms and conditions of Section 11 below;

(D)         TOGETHER WITH, all rents, income, profits, security deposits and other benefits to which the Borrower may now or hereafter be entitled from the Mortgaged Property and/or the business operations conducted at or from the Mortgaged Property (hereinafter the “Property Income”) in accordance with, and subject to, the terms and conditions of Section 12 below;

(E)         TOGETHER WITH, any unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Borrower and all proceeds, including insurance proceeds, of the conversion, voluntary or involuntary, of the Mortgaged Property, the improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, into cash or liquidated claims; and

(F)         TOGETHER WITH, any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property as a result of (i) the exercise of the right of eminent domain, (ii) the alteration of the grade of any street, (iii) any other injury to or decrease in value of the Mortgaged Property, or (iv) any reacquisition by any redevelopment or other municipal agency of any portion of the Mortgaged Property pursuant to any right of reacquisition reserved by such agency in or as a result of any redevelopment plan or agreement, and Borrower agrees to execute and deliver, from time to time, such further instruments as may be requested by Lender to confirm such assignment to Lender of any such award or payment; and

(G)         TOGETHER WITH, any and all further or greater estate, right, title, interest, claim and demand of Borrower, of whatever character (whether vested or contingent and whether now owned or hereafter acquired), in and to any of the property described in the foregoing paragraphs or any rights or interests appurtenant thereto.

TO HAVE AND TO HOLD the above granted and bargained Mortgaged Property, with the privileges and appurtenances thereof, unto the said Lender, its successors and assigns forever, to its own proper use and behoof. Furthermore, Borrower does for itself, and its successors and assigns, covenant with Lender, its successors and assigns, that at and until the ensealing of these presents, it is well seized of the Premises as a good indefeasible estate in fee simple, and has good right to bargain and sell the same in manner and form as is above written and that the same is free from all encumbrances whatsoever, except as set forth on Schedule A attached hereto and made a part hereof.

And furthermore, the said Borrower does by these presents, bind itself, its successors and assigns forever, to WARRANT AND DEFEND the above granted and bargained Mortgaged Property to the said Lender, its successors and assigns, against all claims and demands whatsoever, except as set forth in Schedule A attached hereto and made a part hereof.

THE CONDITION OF THIS DEED IS SUCH THAT:

WHEREAS, Borrower is justly indebted to Lender in the principal amount of TWO MILLION SEVEN HUNDRED THOUSAND AND 00/100 DOLLARS ($2,700,000.00) as evidenced by that certain Promissory Note dated of even date herewith (the “Note”) a copy of which is attached hereto and made a part hereof as Schedule B; and

WHEREAS, this Mortgage is intended to secure the Note as well as any renewal or extension thereof, and advances made pursuant to the Note; and

WHEREAS, Borrower represents and warrants that it is not under any disability, and has full power and authority to execute and deliver the Note, this Mortgage and all other mortgage instruments or documents required of it to Lender; and

WHEREAS, Borrower in order to more fully protect and preserve the security of this Mortgage, covenants, represents and agrees as follows:

Section 1.              Promise to Pay. Borrower will pay the indebtedness evidenced by the Note secured by this Mortgage at the times and in the manner provided in the Note and will otherwise perform and abide by all the terms and conditions of the Note and that certain Loan and Security Agreement by and between the Borrower and the Lender and dated of even date herewith (the “Loan Agreement”) and every other instrument now or hereafter securing, evidencing or relating to the Note and the debt evidenced by the Note (collectively referred to herein as the “Loan Documents”) at the times and in the manner set forth in such Loan Documents, any default in such performance being hereby declared to be a default under this Mortgage. All amounts due the Lender under any of the aforesaid instruments shall be secured by the lien of this Mortgage and shall be referred to hereafter as the “Mortgage Debt”. If the Borrower consists of one or more parties, all of the obligations, covenants and warranties of the Borrower contained in this Mortgage shall be the joint and several obligations of the parties constituting the “Borrower”.

Section 2.              Property Taxes and Assessments. Borrower shall promptly cause to be paid and discharged on or before the last day when they may be paid without interest or penalty, all taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations, liens and encumbrances (including, without limitation, water and sewer rents and charges, charges for setting or repairing meters and charges for other utilities or services), general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind whatsoever, now or hereafter imposed, levied or assessed upon or against all or any part of the Mortgaged Property or the use, occupancy or possession thereof, or upon or against this Mortgage, the Loan or the interest of Lender in the Mortgaged Property, as well as all income taxes, if any, assessments and other governmental charges imposed, levied or assessed upon or against Borrower or in respect of all or any part of the Mortgaged Property, and any and all interest, costs and penalties on or with respect to any of the foregoing or which may be or become a lien prior to the lien of this Mortgage or have priority in payment to the indebtedness secured hereby (collectively, the “Impositions”); and further shall exhibit to Lender within ten (10) days after demand certificates or receipts issued by the appropriate authority showing full payment of all such impositions.

Section 3.              Insurance. Borrower shall provide the following: (a) fire and extended coverage insurance including vandalism and malicious mischief, broadened to the so-called “All Risk of Physical Loss” coverage basis, in an amount, after application of any deductibles acceptable to the Lender, of not less than one hundred (100%) percent of the full replacement value of the insured property (both real and personal, including fixtures and equipment) at the time of issuance of such policy or policies and at each renewal date thereof, exclusive of land, excavations, foundations and other items normally excluded from the such policies; (b) loss of rent insurance in an amount not less than the aggregate rental value of the Property for a period of one (1) year if available, or business interruption insurance in an amount acceptable to the Lender, as the case may be; (c) public liability insurance in an amount not less than One Million and 00/100 Dollars ($1,000,000.00) and workman’s compensation insurance (if applicable); (d) during any period during which construction of improvements is proceeding on the insured Property, extended coverage casualty insurance in the form of a “Builder’s Risk 100% Completed Value Non-Reporting Form” policy in an amount to be determined by the Lender as the full replacement value of the improvements; and (e) in the event any part of the Mortgaged Property is now or is hereafter determined by the Secretary of Housing and Urban Development (“HUD”) or the Director of the Federal Emergency Management Agency (“FEMA”) to be in a “Special Flood Hazard Area”, Borrower covenants to provide flood insurance providing coverage at least equivalent to that provided under the National Flood Insurance Program (“NFIP”), in the Special Flood Hazard Area, the aggregate amount of flood insurance must equal, at a minimum, the lesser of the insurable value of all buildings or the Loan; or, if only part of the Mortgaged Property is in a Special Flood Hazard Area, the insurable buildings exposed to flood hazards must be covered by flood insurance in an aggregate amount equal to a minimum to the lesser of the insurable value of the exposed building or that prorated portion of the unpaid Loan on the entire Mortgaged Property determined by the ratio of square foot area of the exposed buildings to the square footage of all buildings comprising the Mortgaged Property.

Should Lender by reason of such insurance receive any sum or sums of money for damage by fire or the other hazards covered thereby (i) such sum or sums may be retained and applied by Lender, in its discretion, toward payment of the indebtedness secured hereby whether or not same shall be then due or payable or (ii) may be paid over either in whole or in part to Borrower for the repair of said buildings or for the erection of any buildings in their place, or for any other purpose or object satisfactory to Lender, and if Lender retains and applies said insurance money as aforesaid, the Lien of this Mortgage shall be affected only by a reduction thereof in an amount equal to the amount of such insurance money so retained and applied as aforesaid. All insurance policies shall be in the form and substance, for amounts and in companies “A” rated by AM Best or if AM Best is not available, any other rating agency acceptable to Lender, with annual premiums prepaid by the Borrower, shall contain noncontributory standard mortgagee and lender’s loss payable clauses (as Lender may require) effective as of the closing date, providing for any loss payable thereunder to be paid to the Lender, shall provide that the policy may not be canceled without thirty (30) days prior written notice to the Lender and shall be deposited with the Lender throughout the life of the Loan.

Section 4.              Tax and Insurance Escrow. Lender will require the Borrower to deposit in escrow with Lender, together with and in addition to the monthly payments of principal and interest payable under the terms of the Note, (i) a sum equal to one-twelfth of the next maturing annual Impositions and at its option following any Event of Default, of annual premiums for insurance policies covering the Mortgaged Property, or both; and (ii) sufficient funds (as estimated from time to time by Lender) to permit Lender to pay such Impositions or annual premiums, or both, when due. The escrow funds shall not, unless required by law, bear interest and may be commingled with other funds of Lender. Although Lender intends to use its best efforts to make such payments in a timely fashion, the arrangements provided for in this paragraph are solely for the added protection of Lender and entail no responsibility on Lender’s part beyond the allowing of due credit, without interest, for sums actually received by it. If the whole of the Mortgage Debt shall be declared due and payable by Lender, pursuant to the terms hereof, all such deposits may, at the option of Lender, be applied in reduction of such indebtedness. Upon full payment and satisfaction of this Mortgage or at any prior time, at the election of Lender, the balance of the deposits in its possession shall be paid over to the record owner of the Premises, and no other party shall have any right or claim thereto in any event.

Section 5.              Eminent Domain. In the event that the whole or any part of the  Mortgaged Property shall be taken by eminent domain, or in the event of any alteration of the grade of any street or highway, or of any other injury to or decrease in value of the Premises, or the reacquisition of the whole or any part of the Mortgaged Property pursuant to the terms of any redevelopment plan or agreement affecting the Mortgaged Property, or if any agreement shall be made between Borrower and any entity vested with the power of eminent domain, any and all awards and payments on account thereof shall be deposited with Lender. Borrower shall give Lender priority notice of any eminent domain proceeding affecting any part of the Mortgaged Property. Lender shall have the right to intervene and participate in any proceedings for and in connection with any such taking, unless such intervention shall be prohibited by the Court having jurisdiction over such taking, in which event Borrower shall consult with Lender in connection with such proceedings; and Borrower shall not enter into any agreement with regard to the Mortgaged Property or any award or payment on account thereof unless Lender shall have consented thereto in writing.

The Lender may, in its sole discretion, retain and apply any eminent domain award or payment toward payment of the Mortgage Debt or pay the same over wholly or in part to the Borrower. Notwithstanding any such taking, alteration of grade, other injury to or decrease in value of the Mortgaged Property, or reacquisition of title, or agreement and the application of such award by Lender, Borrower shall continue to pay interest on the principal sum secured hereby at the rate provided in the Note, and to make any and all payments required by the Note and this Mortgage. Any reduction in the principal sum resulting from the application by Lender of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such application.

Section 6.              Maintenance and Repair. Borrower shall maintain, or cause to be maintained, the buildings and other improvements on the Mortgaged Property and all Service Equipment in good condition and repair and will neither commit nor suffer to be committed any waste. Borrower shall also perform, observe and comply with all the terms, covenants and conditions on its part to be performed and complied with under any redevelopment plan or other agreement governing or restricting the use or enjoyment of the Premises. The Borrower shall promptly repair, restore, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character referred to in Section 5. The Borrower shall complete and pay for, within a reasonable time, any structure at any time in the process of construction on the Premises. All such work shall be done promptly and in a good and workmanlike manner.

Section 7.              Alteration or Demolition. Except as expressly permitted in the Loan Agreement, no building or other improvement now or hereafter located on the Premises shall be materially structurally altered, removed or demolished without Lender’s express prior written consent, nor shall any Service Equipment be removed at any time without like consent unless actually replaced by an article of equal suitability and at least equal value owned by Borrower, free and clear of any security interest or any reservation of title thereto. Any such changes, additions and alterations shall become part of the Mortgaged Property immediately upon installation. Any replacement of Service Equipment shall constitute Service Equipment and be subject to the lien of this Mortgage.

Section 8.              Compliance with Law, Etc.

(a)           Borrower shall promptly comply in all material respects, with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting Borrower, the Mortgaged Property, or the use thereof, including, without limitation, Prescribed Laws (collectively, “Applicable Laws”) and the terms of each insurance policy applicable to the Mortgaged Property. The term “Prescribed Laws” shall mean, collectively, (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (The USA PATRIOT Act), (2) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, (3) the International Emergency Economic Power Act, 50 U.S.C. §1701 et. seq. and (4) all other legal requirements relating to money laundering or terrorism.

(b)           Borrower shall from time to time, upon Lender’s request, provide Lender with evidence reasonably satisfactory to Lender that each of Borrower and the Mortgaged Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

(c)           Notwithstanding any provisions set forth herein or in any document regarding Lender’s approval of alterations of the Mortgaged Property, Borrower shall not alter the

Mortgaged Property in any manner which would materially increase Borrower’s responsibilities for compliance with Applicable Laws without the prior written approval of Lender (it being understood that Lender has consented to the tenant improvements to be constructed under the Required Lease [as defined in the Loan Agreement]). Lender’s approval of the plans, specifications, or working drawings for alterations of the Mortgaged Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

(d)           In the event of any discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solid, liquid or gaseous products or hazardous waste which, if contained or removed or mitigated by the State of Connecticut, would give rise to a lien under Connecticut General Laws Section 22a-452a, as amended (a “Spill”) affecting the Mortgaged Property. whether or not the same originates or emanates from the Mortgaged Property or any contiguous real estate, the Borrower shall or shall cause its tenant(s) to contain, remove or mitigate same in a timely manner and in accordance with any directives of the State of Connecticut. If the Borrower shall fail to remedy such Spill or otherwise comply with any of the requirements of Chapter 446K of the Connecticut General Statutes Revision of 1958, as amended (the “Act”) or related regulations, or any similar applicable federal laws or regulations, including the assertion of any lien thereunder or related regulations or any other environmental law or regulation, the Lender may at its election, but without the obligation to do so, give such notices and/or cause such work to be performed at the Mortgaged Property and/or take any and all other actions as the Lender shall deem necessary or advisable in order to remedy the Spill or cure such failure of compliance, and any amounts paid as a result thereof shall be reimbursed by the Borrower upon demand by the Lender, shall bear interest at the “Default Rate” provided for in the Notes and shall be secured by the lien of this Mortgage.

(e)           In addition to any other notices required under this Mortgage, the Borrower shall promptly notify the Lender of the (1) receipt of written notice from any governmental authority relating to the Mortgaged Property; (2) receipt of any written notice from the holder of any other lien or security interest in the Mortgaged Property; or (3) commencement of any judicial or administrative proceedings by or against or otherwise affecting the Borrower or the Mortgaged Property of which Borrower has received written notice.

Section 9.              Right to Enter Premises. During the existence of a default in the performance of or compliance with the terms, covenants and conditions set forth in the Note or this Mortgage beyond applicable cure periods, Lender shall have the right forthwith and without notice to enter into and upon the Premises, take possession thereof, and collect the rents, issues and profits therefrom, with or without the appointment of a receiver, and to apply the same, after payment of reasonable collection, management and attorneys’ fees, in reduction of the Mortgage Debt in such manner or proportion as Lender may elect.

Section 10.            Sale, Encumbrance and Use.

(a)           Except as otherwise specifically provided in the Loan Agreement, the Borrower shall not, without the Lender’s prior written consent which may be withheld in the Lender’s sole discretion for any reason whatsoever, (i) initiate or allow any transfer, lease, mortgage or other disposition of, or contract to dispose of, legal or equitable title to all or any part of the Mortgaged Property; (ii) if applicable, change the ownership of, commence an action to dissolve or otherwise effect the dissolution of a corporate or partnership Borrower or guarantor; (iii) if applicable, cause the termination of or change the ownership, the articles of organization, the operating agreement, or the manager of a limited liability company or limited liability partnership Borrower or guarantor; (iv) voluntarily create any liens or encumbrances against such title; (v) initiate or allow any change in the nature of the use and occupancy of the Mortgaged Property, including any such change which materially increases the possibility of a Spill; or (vi) record any Declaration of Common Interest Community.

(b)           The Borrower will keep the Mortgaged Property free from the claim of all persons supplying labor or materials in connection with the construction or repair of any Improvements constituting a part of the Mortgaged Property.

(c)           The Borrower shall promptly notify the Lender if any lien, attachment or encumbrance is recorded against the Mortgaged Property without the Borrower’s consent and will cause the lien to be cancelled and discharged of record within sixty (60) days after its recording.

Section 11.            Leases. The Borrower will not, without the prior written consent of the Lender: (a) cancel or terminate any Lease, or consent to any cancellation, termination or surrender thereof, of any assignment thereof; (b) amend, modify or subordinate any Lease; (c) enter into any new Lease; (d) waive any default under or breach of any Lease; (e) consent to any prepayment or discount of rent or advance rent under any Lease; or (f) take any other action in connection with any Lease which may impair or jeopardize the validity of such Lease or the Lender’s interest therein. The Lender shall have the right to review and reasonably refuse written consent to any of the above proposed actions of the Borrower based upon the substance of the proposed transaction, the creditworthiness of the Borrower or the tenant, the financial condition of the Mortgaged Property or otherwise.

Section 12.            Property Income. The Borrower hereby assigns, transfers and grants a security interest to the Lender in and to the Property Income to secure the Mortgage Debt. The Borrower will not otherwise assign, transfer or encumber the Property Income in any manner. The Borrower may collect and use the Property Income, as the same becomes due and payable, so long as no Event of Default (as defined hereinafter) has occurred, but may not collect the Property Income more than thirty (30) days in advance of the date the same becomes due. This Section shall constitute an absolute and present assignment of the Property Income. The existence or exercise of the Borrower’s conditional permission to collect the Property Income shall not operate to subordinate this assignment to any subsequent assignment. The provisions of this Section and the preceding Section regarding Leases are intended to be complementary to any rights given Lender under any separate Assignment of Leases and Rentals from Borrower to Lender and shall be construed accordingly.

Section 13.            Appointment of Receiver. Lender shall have the right immediately after any default, upon proceedings being commenced for the foreclosure of this Mortgage, to apply for the appointment of a receiver of the rents and profits of the said Mortgaged Property without notice, and Lender shall be entitled to the appointment of such receiver as a matter of right, without consideration of the value of the Mortgaged Property as security for the amounts due Lender, or the solvency of any person or persons liable for the payment of such amounts.

Section 14.            Security Agreement.

(a)           This Mortgage is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, “UCC Collateral”). Borrower (as Debtor) hereby grants to Lender (as Creditor and Secured Party) a security interest in the UCC Collateral. This Mortgage is a self-operative security agreement and fixture filing for the purpose of creating and perfecting a security interest in all of the UCC Collateral. Borrower hereby agrees that the Lender is authorized, without the need of signature by the Borrower, to file financing statements naming the Borrower as debtor from time to time and in such form as the Lender may require to perfect and maintain a security interest with respect to the UCC Collateral. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Mortgage or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender’s other remedies. This Mortgage constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a fixture.

(b)           It is hereby expressly declared and agreed that, to the extent permitted by law, all items of Service Equipment, all accessions, renewals, substitutions and replacements thereof and thereto and all other items included in the Mortgaged Property are, and at all times and for all purposes shall be deemed to be, part and parcel of the real property encumbered by this Mortgage and appropriated to the use of such real property, whether or not any such item is affixed or annexed to such real property and whether or not any such item is or shall be identified by serial number or otherwise referred to or reflected in any recital or list contained in this Mortgage or in any financing statement filed or recorded in connection herewith. Neither anything set forth in this Section nor the filing or recording of any such financing statement in the records for personal property security interests shall be construed as in any way derogating from or otherwise impairing the effectiveness of the aforesaid declaration. The mention in any such financing statement of any particular item included in the Mortgaged Property shall not be construed as in any way altering the rights of Lender with respect thereto pursuant to this Mortgage or the priority of the lien of this Mortgage with respect thereto. Any and all such financing statements are intended to be for the protection of Lender in the event that any court shall determine that the priority of the lien of this Mortgage with respect to any part of the

Mortgaged Property requires the recording or filing of notice in the records for personal property security interests.

Section 15.            Events of Default. Any one or more of the following shall constitute an “Event of Default” hereunder and under the Note:

(a)           The failure to pay the Mortgage Debt in full by the “Maturity Date” as defined in the Note, or the failure to pay any other installment of principal and/or interest or any other sums due with respect to the Mortgage Debt upon maturity or within the time period specified in the Note;

(b)           The occurrence of an Event of Default (as defined therein) under any Loan Documents beyond any grace periods set forth in said agreements, if any;

(c)           The failure to pay the premiums on or keep in force any insurance required under Section 3;

(d)           The failure to pay any Impositions within the applicable time periods set forth under Section 2;

(e)           The transfer, encumbrance or change in use of, or other action or non-action with respect to, the Property or the composition of the Borrower in contravention of the provisions of Section 10 hereof or the Borrower’s failure to have any lien, attachment or encumbrance which is enforced or levied against the Mortgaged Property without the Lender’s consent (other than the lien for ad valorem taxes not yet due) discharged, released and/or satisfied within the time provided for in Section 10;

(f)            The occurrence of any of the following events: (i) a change, without the Lender’s prior written consent, in the nature of the use or occupancy of the Mortgaged Property which materially increases the possibility of a Spill, (ii) the failure of the Borrower to contain, remove or mitigate any Spill in accordance with the terms of applicable law, or (iii) the Borrower’s failure to, upon request, reimburse the State of Connecticut or the Lender for any amounts expended by them with respect to any Spill;

(g)           The assignment of the whole or any part of the Leases or Property Income except as permitted herein;

(h)           The actual or threatened waste, removal or demolition of, or material alteration to, any part of the Mortgaged Property without the Lender’s prior written consent not to be unreasonably withheld or delayed;

(i)            The failure to observe or perform any other covenants of the Borrower contained in this Mortgage for a period of thirty (30) days after the occurrence of such failure;

(j)            The existence of a default under, or demand for the payment of, any other note or obligation secured by a mortgage on or security interest in the Mortgaged Property;

(k)           The cancellation, revocation, suspension or failure to receive a grant or renewal of any and all licenses and permits pertaining to or necessary for the operation of the business of the Borrower or any tenant on the Mortgaged Property;

(1)           The material impairment of the value of any part of the Mortgaged Property by condemnation or casualty;

(m)          The existence of a default under, or demand for the payment of any other note or obligation of the Borrower to the Lender;

(n)           The passage or enforcement of any federal, state, or local law or the rendition of a final decision of any court (other than a law or decision with respect to a tax upon the general revenues of the Lender) which materially and directly changes or affects the Loan or lessens the net income thereon in a fashion which is not corrected or reimbursed by the Borrower; and

(o)           The passage or enforcement of any federal, state or local law, or the rendition of a final decision of any court in any way materially impairing the Lender’s ability to charge and collect the interest stated under the Loan, including without limitation, the ability to vary the interest payable under the Loan in accordance with the terms hereof.

Section 16.            Remedies. During the existence of an Event of Default, the Lender may take any one or more of the following remedial steps:

(a)           Acceleration. The Lender may declare, without demand or notice to the Borrower, the outstanding principal amount of the Note and the interest accrued thereon, and the Mortgage Debt, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become, and be, due and payable.

(b)           Foreclosure. The Lender may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Mortgage Debt which is then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable.

(c)           Possession of Property: Appointment of Receiver.

(i)            The Lender may, at its option (1) enter upon and take possession and control of the Mortgaged Property and the Property Income with those rights and powers more particularly set forth in subsection (iii) below; (2) make application to a court of competent jurisdiction for and obtain the immediate ex parte appointment of a receiver authorized to immediately enter upon and take possession and control of the Mortgaged Property and the Property Income with those rights and powers more particularly set forth below; and (3) without taking possession and control of the Mortgaged Property, immediately commence action to collect directly all Property Income in the place and stead of the Borrower with full rights and powers to notify all parties liable to make payments of Property Income to make said payments directly to the Lender or its agents, and the Lender or its agents shall have the further power and authority to sue for or otherwise collect and receive all Property Income.

(ii)           The Borrower hereby waives to the fullest extent permitted by law all rights to prior notice or court hearing in connection with any action by the Lender of the types set forth in subsection (i) above, and the Borrower further waives any requirement that Lender provide any bond, surety, or other security in connection with any said action.

(iii)          In the event the Lender or a receiver enters upon and takes possession and control of the Mortgaged Property and/or the Property Income pursuant to subsection (i) above, said person or entity shall, in addition to such other rights and powers as may subsequently be authorized, have the right and power to (1) operate, manage and control the Mortgaged Property and exercise all the rights and powers of the Borrower in its name or otherwise with respect to the same; (2) make all necessary and proper maintenance repairs, replacements, and improvements to the Mortgaged Property; (3) collect and receive all Property Income; and (4) enforce all terms of existing contracts pertaining to the Mortgaged Property and enter into such new contracts as the Lender or the receiver may determine necessary in its sole discretion.

(iv)          All Property Income collected by the Lender, the Lender’s agent or a receiver pursuant to subsection (i) above shall be applied in such order of priority as the Lender may determine in its sole discretion to (1) interest and principal due on the Mortgage Debt; (2) Impositions and insurance premiums due with respect to the Mortgaged Property and/or the business operations conducted from the Mortgaged Property; (3) all costs and expenses of operating, maintaining, repairing and improving the Mortgaged Property; and (4) the compensation, salaries, expenses and disbursements of any agents, employees, attorneys, or other representatives of the Lender, the Lender’s agent or the receiver in connection with the possession, control and/or operation of the Mortgaged Property and the business operations conducted therefrom.

(v)           The Lender, its agents, or any receiver acting pursuant to subsection (i) above shall in no event be liable or accountable for more monies than actually are received from the Mortgaged Property during the period which the Lender, its agents or any receiver actually is in possession and control of the Mortgaged Property. Neither the Lender, its agents or any receiver shall be liable or accountable in any manner for the failure to collect Property Income for any reason whatsoever.

(vi)          All costs, expenses and liabilities of every character by the Lender in managing, operating and maintaining the Mortgaged Property, not paid from Property Income as hereinabove provided, shall constitute Lender Advances pursuant to Section 18.

(vii)         In the event of foreclosure, the Lender, its agents or any receiver acting pursuant to subsection (a) above may remain in possession of the Mortgaged Property until (1) the foreclosure sale; (2) the redemption of the Mortgaged Property; or (3) if a deficiency exists, the expiration of any redemption period of the United States of America extending subsequent to the foreclosure sale. The Lender, its agents or the receiver shall incur no liability for, nor shall the Borrower assert any claim or setoff as a result of, any action taken while the Lender, its agent or a receiver is in possession of the Mortgaged Property.

Section 17.            Right to Inspect. Lender and any persons authorized by Lender shall have the right to enter and inspect the Mortgaged Property at all reasonable times upon reasonable written notice.

Section 18.            Lender Advances.

(a)         The Borrower shall pay, indemnify, defend and hold the Lender harmless from all costs, disbursements, expenses and reasonable counsel fees incurred by the Lender in connection with protecting or sustaining the lien of this Mortgage or collection of the Mortgage Debt, either before or after obtaining judgment of foreclosure of the Mortgage or judgment on or with respect to the Mortgage Debt.

(b)         The Lender may, without notice or demand, pay any amount which the Borrower has failed to pay, or perform any act which the Borrower has failed to perform hereunder. In such event any amounts so advanced by Lender (“Lender Advances”), together with interest thereon from the date made, at the highest interest rate allowed under the Note shall be (i) added to the Mortgage Debt, (ii) payable on demand to the Lender, and (iii) secured by the lien of this Mortgage.

Section 19.            No Marshalling. The Lender shall not be (a) compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Mortgaged Property, unless the entire Mortgage Debt shall be paid; (b) required to accept any part or parts of the Mortgaged Property, as distinguished from the entire whole thereof, as payment of or upon the Mortgage Debt to the extent of the value of such part or parts; (c) compelled to accept or allow any apportionment of the Mortgage Debt to or among any separate parts of the Mortgaged Property; or (d) prevented from selling the Mortgaged Property in one or more parcels or as an entirety and in such manner and order as the Lender in its sole discretion may elect.

Section 20.            Remedies Cumulative; Lender’s Discretion. No remedy conferred upon or reserved to the Lender hereunder is or shall be deemed to be exclusive but shall be cumulative, and may be exercised in the sole discretion of the Lender at any time, in any manner, and in any order, and shall be in addition to and separate and distinct from every other remedy given the Lender under this Mortgage, the Note, or any other Loan Documents, or now or hereafter existing in favor of the Lender at law or in equity or by statute. The Lender, in exercising any remedy provided herein under which it may make payments or perform actions which the Borrower has failed to do or make, may do so in its sole discretion whenever in its opinion such payment or performance is necessary or desirable to protect the full security intended by this Mortgage.

Section 21.            No Waiver. Time and punctuality shall be of the essence in this Mortgage, but any delay or failure by the Lender to exercise any right or remedy available to it upon the occurrence of an Event of Default hereunder shall not constitute a waiver of such Event of Default or relinquishment of the right in the future to enforce strict compliance by the Borrower with all of the covenants, conditions and agreements herein, or of the right to exercise any such rights or remedies if such Event of Default by the Borrower be continued or repeated. No modification, amendment, change or discharge of any term or provision of this Mortgage shall be valid or binding unless the same is in writing and signed by the Lender and the Borrower. The Lender may, however, without notice to or the consent of the Borrower, any other person primarily or contingently liable for the payment of the Mortgage Debt or the holders of any subordinate lien on the Mortgaged Property, (a) release any part of the security described herein, (b) release the obligation of any person primarily or contingently liable for the Mortgage Debt secured hereby; (c) extend the time for payment or otherwise modify the terms of the Mortgage Debt or this Mortgage, and (d) take any additional security for the Mortgage Debt. No such release, extension, modification or additional security shall impair or affect the lien of this Mortgage or its priority over any subordinate lien and no such party shall be relieved of any liability by reason thereof.

Section 22.            No Merger. In the event the Lender shall acquire title to the Mortgaged Property by conveyance from the Borrower or as a result of the foreclosure of any other mortgage which the Lender at any time holds with respect to the Mortgaged Property, this Mortgage shall not merge in the fee of the Mortgaged Property but shall remain and continue as an existing and enforceable lien for the Mortgage Debt secured hereby until the same shall be released of record by the Lender in writing.

Section 23.            Future Advances. This is an “Open-End Mortgage” and the holder hereof shall have all of the rights, powers and protection to which the holder of any Open-End Mortgage is entitled under Connecticut law. Upon request the Lender may, in its discretion, make future advances to the Borrower. Any future advance, and the interest payable thereon, shall be secured by this Mortgage when evidenced by a promissory note stating that the note is secured hereby. At no time shall the principal amount of the debt secured by this Mortgage exceed the original principal amount of the Note, nor shall the maturity of any future advance secured hereby extend beyond the date the final principal payment is due on the Note.

Section 24.            Governing Law; Binding Effect. This Mortgage shall be governed by and construed, interpreted, regulated and enforced in accordance with the applicable laws of the State of Connecticut. All covenants, conditions and agreements herein shall run with the land, and shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the Lender and the Borrower.

Section 25.            Notice.

(a)           Any notice, report, demand or other written instrument required to be given or otherwise permitted to be given, made or sent under this Mortgage, shall be in writing, signed by the party giving or making the same, and shall be sent either by certified mail, return receipt requested, or via recognized overnight courier, to all parties hereto simultaneously at their respective mailing address indicated at the beginning of this Mortgage.

(b)           The date of receipt of any notice shall be deemed to be, and shall be effective from, the earlier of (i) the date of the actual receipt of such notice, (ii) three days after same is deposited in the United States mail as provided above, whether or not the same is actually received by such party, or (iii) the date on which such notice is deposited with a recognized overnight courier. Any party hereto shall have the right to change the place to which any such notice shall be sent by a similar notice sent in like manner to all parties hereto.

Section 26.            No Agency or Joint Venture. Nothing contained in this Mortgage shall be construed to cause the Borrower to become the agent for, or joint venturer with, the Lender for any purpose whatsoever, nor shall the Lender be responsible for any shortage, discrepancy, damage, loss or destruction of any part of the Mortgaged Property for whatever cause unless same is the direct result of the gross negligence of the Lender.

Section 27.            Invalid Provisions.  If any term or provision herein is judicially determined invalid or unenforceable, then the same shall either be severed from this Mortgage or if possible reduced in scope to the extent necessary to be valid or enforceable.

Section 28.            Interpretation. In this Mortgage, unless the context otherwise requires:

(a)         The term “Borrower” shall mean and include any guarantor of all or any part of the Mortgage Debt or any other person directly or indirectly responsible for the payment of all or any part of the Mortgage Debt.

(b)         Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words importing the singular number shall mean and include the plural number and vice versa.

(c)          Any headings or captions preceding the texts of the several sections of this Mortgage shall be solely for convenience of reference and shall not constitute a part of this Mortgage, nor shall they affect its meaning, construction or effect.

Section 29.            Prejudgment Remedy Waiver. The Borrower represents, warrants and acknowledges that the transaction of which this Mortgage is a part is a “commercial transaction” as defined by the Statutes of the State of Connecticut. Monies now or in the future to be advanced to or on behalf of Borrower are not and will not be used for personal, family or household purposes. THE BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES, THE LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. THE BORROWER FURTHER CONSENTS TO THE ISSUANCE OF ANY PREJUDGMENT REMEDIES WITHOUT A BOND AND AGREES NOT TO REQUEST OR FILE MOTIONS SEEKING TO REQUIRE THE POSTING OF A BOND UNDER PUBLIC

ACT 93-431 IN CONNECTION WITH THE LENDER’S EXERCISE OF ANY PREJUDGMENT REMEDY.

Section 30.            Jury Trial Waiver. BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER ON OR WITH RESPECT TO THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS MORTGAGE AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER (AS APPLICABLE) IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS MORTGAGE.

Section 31.            Power of Attorney. The Borrower hereby irrevocably appoints, grants and constitutes the Lender its attorney-in-fact, coupled with an interest, to so execute, deliver and submit all applications, requests, forms or reports of any kind for all applicable, desirable or necessary licenses, permits, approvals, authorizations, tax credits or abatements or benefits, of any kind relating, applicable to or affecting the use and enjoyment of, or construction on, or the business operations conducted at or from the Premises; provided, the foregoing power of attorney shall be exercisable be the Lender only after the occurrence of one or more Events of Default. Any party dealing with the Lender shall not be required to investigate the right of the Lender to exercise its authority or to take any action under or pursuant to this power of attorney nor inquire as to whether or not any Event of Default exists or has occurred.

Section 32.            Counterparts.  This Mortgage may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

NOW, THEREFORE, if the Note shall be well and truly paid according to its tenor and if all the terms, covenants, conditions and agreements of Borrower herein shall be fully and faithfully performed, observed and complied with, then this Mortgage shall be void, but otherwise shall remain in full force and effect.

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IN WITNESS WHEREOF, Borrower has hereunto set its hand and seal the day and year first above written.

Signed, sealed and delivered in the presence of:
WU/LH 15 PROGRESS L.L.C., a Delaware limited liability company

	By:	Lighthouse 100 William Operating LLC Its: Manager

		By:	/s/ LOUIS E. SHEINKER

Its LOUIS E. SHEINKER
Duly Authorized MEMBER/MANAGER

STATE OF NEW YORK	)
) ss:
COUNTY OF NASSAU	)

On the 28th day of September in the year 2010 before me, the undersigned, a Notary Public in and for the State of New York, personally appeared LOUIS E. SHEINKER personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ FRANCES M. PEPE

Commissioner of the Superior Court
Notary Public
My Commission Expires: JANUARY 11, 2014

FRANCES M. PEPE NOTARY PUBLIC, State of New York No. 01PE4915564 Qualified in Queens County Commission Expires Jan. 11, 2014

[Signature Page – Mortgage Deed]

sCHEDULE  a

Legal Description

All that certain piece or parcel of land located in the City of Shelton, County of Fairfield and State of Connection known as Parcel 1 and Parcel 2 on a certain map entitled, “Perimeter Survey of Property Located at 15 Progress Drive & 30 Commerce Drive, Shelton, Connecticut Prepared for Baker Properties Limited Partnership” by Rose – Tiso & Co. LLC, dated October 16, 2007, Scale 1 “ = 40” on file as Map No. 4293 in the Office of the Town Clerk for the City of Shelton. Said parcel being bounded and described as follows:

AS TO 30 COMMERCE DRIVE:

Commencing at a point on the southerly street line of Commerce Drive, said point being the northeasterly corner of land now or formerly of Second Treetops, LLC, said point also being the northwesterly corner of the parcel herein described:

thence in a southeasterly direction along the southerly street line of Commerce Drive, the following two courses:

S 84° 36’ 00” E 282.28 feet and along a curve to the left having a radius of 736.00 feet, an interior angle of 5° 09’ 51”, and an arc length of 66.34 feet to a point:

thence in a southeasterly direction along the intersection of the southerly street line of Commerce Drive with the westerly street line of Progress Drive, along a curve to the right having a radius of 50.00 feet, an interior angle of 54° 42’ 09”, and an arc length of 47.74 feet to a point;

thence S 81° 93’ 48” E along the westerly street line of Progress Drive, a distance of 510.00 feet to a point;

thence N 84° 01’ 29” W, bounded southerly by other land now or formerly of Baker Properties Limited Partnership, a distance of 428.50 feet to a point;

thence N 05° 04’ 41” E, bounded westerly by land now or formerly of Second Treetops, LLC, a distance of 537.65 feet to the point of commencement.

AS TO 15 PROGRESS DRIVE:

Commencing at a point on the westerly street line of Progress Drive, said point being the northeasterly corner of land now or formerly of John P. McCue, said point also being the southeasterly corner of the parcel herein described:

thence S 88° 56’ 12” W, bounded southerly by land now or formerly of John P. McCue, a distance of 477.60 feet to a point;

thence N 12° 29’ 52” W, bounded southwesterly by land now or formerly of 6 Research Drive, LLC, a distance of 455.70 feet to a point;

thence S 84° 01’ 29” E, bounded northerly by other land of Baker Properties Limited Partnership, a distance of 574.25 feet to a point;

thence S 01° 03’ 48” E, along the westerly street line of Progress Drive, a distance of 386.09 feet to the point of commencement.

SCHEDULE B

Copy of Promissory Note

See Attached

Promissory Note

Bridgeport, Connecticut

$2,700,000.00	September 30, 2010

FOR VALUE RECEIVED, the undersigned, WU/LH 15 PROGRESS L.L.C., a Delaware limited liability company, having an address of 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter called “Borrower”), promises to pay to the order of PEOPLE’S UNITED BANK, a federal savings bank having an office at 850 Main Street, Bridgeport, Connecticut 06604 (the “Lender”), the principal sum of TWO MILLION SEVEN HUNDRED THOUSAND AND 00/100 ($2,700,000.00), plus interest, payable at the rate and in the manner provided in paragraphs 1 and 2 of this Note, together with all taxes assessed upon said sum against the holder hereof, and any costs and expenses, including reasonable attorneys’ fees, incurred in the collection of this Note, the foreclosure of the Open-End Mortgage Deed and Security Agreement from Borrower to Lender and dated of even date herewith (the “Mortgage”) securing, inter alia, this Note or in enforcing the terms and conditions of that certain Loan and Security Agreement entered into by and between the Borrower and the Lender and dated of even date herewith (the “Loan Agreement”) or in protecting or sustaining the lien of said Mortgage. Said amounts of principal, interest, fees, costs and expenses are collectively referred to in this Note as the “Entire Note Balance”.

1.             INTEREST RATE.

(a)         The outstanding principal balance of this Note shall bear interest at a rate per annum equal to five and twenty-three-hundredths percent (5.23%) commencing on the date hereof and continuing until the Maturity Date (as hereinafter defined) or the sooner imposition of the Default Rate (as hereinafter defined)

(b)         Upon the occurrence of any Event of Default, as defined in this Note, the Mortgage or the Loan Agreement, the entire principal amount of this Note and all interest and other sums due thereon, at the option of Lender shall become immediately due and payable. Should an Event of Default occur, the outstanding balance of the loan shall bear interest at the rate set forth above plus five percent (5%) per annum (the “Default Rate”).

2.             PAYMENTS.

(a)         Commencing on November 1, 2010 and on the first day of each successive month thereafter through and including the Maturity Date, principal and interest shall be payable in equal monthly installments in arrears in an amount equal to the sum necessary to fully amortize the loan at the interest rate then in effect over an assumed term of twenty five (25) years (the “Amortization Period”). Accordingly, commencing on November 1, 2010 and on the first day of each month thereafter through and including the Maturity Date, principal and interest shall be payable in successive equal monthly installments of Sixteen Thousand Two Hundred Sixty-Three and 65/100 Dollars ($16.263.65). On even date herewith, Borrower has prepaid interest that will accrue on the Note during the month of September, 2010.

(b)         All interest shall be computed on a daily basis and calculated on the basis of a three hundred sixty (360) day year for the actual number of days elapsed, to be payable in arrears on the unpaid principal balance outstanding.

(c)          All monthly payments of principal and/or interest required pursuant to the terms of this Note shall, at Lender’s option, be made together with one-twelfth (1/12) of the annual real estate taxes, insurance premiums and other charges and assessments which may accrue against the property if the same are being escrowed pursuant to the Mortgage.

3.           MATURITY. The Entire Note Balance, if not sooner paid, shall be due and payable without notice or demand on October 1, 2020 (the “Maturity Date”).

4.           PREPAYMENT PENALTY. Borrower may prepay this Note in whole or in part at any time only upon thirty (30) days prior notice (which may be revoked by the Borrower) to Lender (the “Prepayment Notice”) and the payment to Lender of a prepayment fee (the “Prepayment Fee”). The Prepayment Fee shall be equal the Net Loss (as defined below).

As used herein, the term “Net Loss” means the economic loss the Lender sustains or incurs as a result of such prepayment, and the Borrower and the Lender agree that said economic loss shall be calculated as follows:

(a)         The Lender shall first determine the Index Rate. The “Index Rate” shall mean the index used to determine the interest rate payable by Borrower on the Prepayment Date. For purposes of this Note, the Index Rate shall be three and twenty-three-hundredths percent (3.23%).

(b)         Utilizing the Index Rate, the Lender shall then calculate the monthly interest amount payable from the Prepayment Date to the “Termination Date”, defined as the Maturity Date. The result is the “Monthly Index Payment”.

(c)          Utilizing the Reinvestment Rate (defined below), the Lender shall then calculate the monthly interest that would be earned by reinvesting the principal amount being prepaid for each month remaining until the Termination Date. The result is the “Monthly Reinvestment Payment”. The “Reinvestment Rate” shall be defined as the rate (as of the date Lender accepts the Borrower’s voluntary or involuntary prepayment or accelerates the indebtedness) available to Lender for the investment in U.S. Treasury Obligations (“Treasury Obligation”) with a maturity closest to, or co-terminus with, the Termination Date. If the Lender identifies more than one Treasury Obligation having the same maturity date, the Treasury Obligation having a coupon interest rate closest to the interest rate payable under the Loan as of the Prepayment Date shall be used.

(d)         Each Monthly Reinvestment Payment shall then be subtracted from the corresponding Monthly Index Payment; the result, if positive, is the “Monthly Payment Differential”. The Monthly Payment Differential shall in no event be less than zero.

(e)          Each Monthly Payment Differential shall then be discounted to present value at the Reinvestment Rate. The result is the “Discounted Monthly Payment Differential”.

(f)          All of the Discounted Monthly Payment Differential amounts shall then be added together, and such aggregated amount shall constitute the “Net Loss”.

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Notwithstanding the Prepayment Fee specified above, there will be no Prepayment Fee or prohibition against prepayment during the period thirty (30) days prior to the Maturity Date. The Borrower shall be responsible, in addition to any Prepayment Fee, for the payment of any reasonable out-of-pocket third party administrative costs incurred by Lender in connection with such prepayment. If this Note shall be accelerated for any reason whatsoever, the applicable Prepayment Fee in effect as of the date of such acceleration shall be paid. All partial prepayments of principal shall be accompanied by and applied first to the payment of costs and expenses thereto unpaid late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal in the inverse order of maturity. Partial prepayments shall not affect the Borrower’s obligation to make the regular installments of principal and interest required under the terms of this Note.

5.           APPLICATION OF PAYMENTS. Payments will be applied first to fully pay costs and expenses incurred by holder in collecting this Note or in sustaining and/or enforcing any security granted to secure this Note, then to fully pay any outstanding late charges or prepayment, then to fully pay accrued interest and the remainder will be applied to principal.

6.           LATE CHARGE. Borrower shall pay the holder of this Note a late charge of five percent (5%) of any monthly installment not received by the holder within ten (10) days after the installment is due, to cover the additional expenses involved in handling such overdue installment. This charge shall be in addition to, and not in lieu of, any other remedy the holder of this Note may have and is in addition to any reasonable fees and charges of any agents or attorneys which the holder of this Note is entitled to employ in the Event of Default hereunder, whether authorized herein or by law. Borrower will pay this late charge promptly but only once for each late payment.

7.           DEFAULT. During the existence of any Event of Default (as hereinafter defined), the Entire Note Balance shall, at the option of the holder hereof, become immediately due and payable without notice or demand.

An “Event of Default” is defined as any one of the following: (i) default in the payment of any interest, principal, or other amounts due hereunder during the term of this loan and such default continuing for a period of ten (10) days after the due date thereof; (ii) default in the payment of any principal or other amounts due upon the Maturity Date; (iii) an Event of Default in the performance of any of the other conditions or stipulations of this Note, the Loan Agreement or any other document evidencing an obligation to the Lender; (iv) the existence of any Event of Default as defined in the Mortgage or the breach of any provision of any other instrument securing this Note; or (v) any sale, conveyance or transfer of any interest in the property securing this Note in violation of the Loan Agreement.

8.           PREJUDGMENT REMEDY WAIVER. BORROWER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. THE BORROWER AND EACH ENDORSER, CO-BORROWER AND GUARANTOR HEREOF HEREBY VOLUNTARILY WAIVE ANY RIGHTS TO NOTICE OR HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS NOW OR HEREAFTER AMENDED, OR AS

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OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY ELECT TO USE.

9.           DELAY IN ENFORCEMENT. The liability of Borrower or any co-Borrower, endorser or guarantor under this Note is unconditional and shall not be affected by any extension of time, renewal, waiver or any other modification whatsoever, granted or consented to by the holder. Any failure by the holder to exercise any right it may have under this Note is not a waiver of the holder’s right to exercise the same or any other right at any other time.

10.         CHANGES. No agreement by the Lender to change, waive or release the terms of this Note will be valid unless it is in writing and signed by Borrower and the Lender.

11.         WAIVER, JURY TRIAL WAIVER. BORROWER AND EACH CO-BORROWER, ENDORSER AND GUARANTOR WAIVES PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR. BORROWER AND EACH CO-BORROWER, ENDORSER AND GUARANTOR WAIVE A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THIS NOTE AND AS TO ANY ISSUES ARISING RELATING TO THIS NOTE OR TO THE INSTRUMENTS SECURING THIS NOTE.

12.         CONNECTICUT LAW. The provisions of this Note shall be governed by the laws of the State of Connecticut.

13.         JURISDICTION AND VENUE. Any action or proceeding to enforce or defend any rights under this Note or under any agreement, instrument or other document contemplated hereby or related hereto; directly or indirectly related to or connected with the Loan or the administration or enforcement thereof; or arising from the debtor/creditor relationship of the Borrower and the Lender shall be brought only in the Superior Court of Connecticut or the United States District Court for the District of Connecticut. The parties hereto agree that any proceeding instituted in either of such courts shall be of proper venue, that such courts shall have personal jurisdiction over the parties and that any and all pleadings, summons, motions and other process in such proceeding shall be fully and effectively served when transmitted by United States Mail (registered or certified), postage and registry fees prepaid. Any judgment or decree obtained in any such action or proceeding may be filed or enforced in any other appropriate court.

14.         RIGHT OF SET-OFF. Upon the occurrence of any Event of Default as defined in this Note, the Lender shall have the right to set-off all or any part of Borrower’s or any Guarantors’ (as defined in the Loan Agreement) deposits, credit and property now or hereafter in the possession or control of the Lender, its agent or bailee or in transit to it and may apply the same, or any part thereof, to the Entire Note Balance without prior notice or demand.

15.         INVALIDITY. If any provision of this Note or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Note nor the application of the provision to other persons or circumstances shall be affected.

16.         JOINT AND SEVERAL LIABILITY, BINDING EFFECT. This Note and all obligations hereunder, to the extent signed by more than one party, shall be the joint and several obligations of all Borrowers, endorsers and other accommodation parties, and each provision

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hereof shall apply to each and all jointly and severally. The provisions of this Note are binding on the heirs, executors, administrators, assigns and successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns and to subsequent holders of this Note.

17.         NOTE SECURED BY MORTGAGE. This Note is secured by an Open-End Mortgage Deed and Security Agreement of even date herewith executed and delivered by the Borrower to the Lender, conveying certain real estate and property therein described and to be duly recorded on the applicable land records where such real estate and property is located.

18.         INTERPRETATION. Captions and headings used in this Note are for convenience only. The term “Borrower” and any pronoun referring thereto as used herein shall be construed in the masculine, feminine or neuter as the context may require. The singular includes the plural and the plural includes the singular. “Any” means any and all.

19.         OTHER OBLIGATIONS. To the extent the Entire Note Balance is reduced or paid in full by reason of any payment to the Lender by any accommodation Borrower, endorser or guarantor, and all or any part of such payment is rescinded, avoided or recovered from the Lender for any reason whatsoever, including, without limitation, any proceedings in connection with the insolvency, bankruptcy or reorganization of the accommodation Borrower, endorser or guarantor, the amount of such rescinded, avoided or returned payment shall be added to or, in the event this Note has been previously paid in full, shall revive the principal balance of this Note upon which interest may be charged at the applicable rate set forth in this Note and shall be considered part of the Entire Note Balance and all terms and provisions herein shall thereafter apply to same.

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IN WITNESS WHEREOF, the Borrower has hereunto set its hand and seal this the day and year first written above.

BORROWER:
WU/LH 15 PROGRESS L.L.C.,
a Delaware limited liability company

By:	Lighthouse 100 William Operating LLC
Its: Manager

	By:	/s/

Its
Duly Authorized

[Signature Page — Promissory Note]

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